UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 E. Las Olas Blvd.,

Suite 300

Fort Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2026, the Board of Directors of Alaunos Therapeutics, Inc. (the “Company”) approved and adopted the Second Amended and Restated By-Laws of the Company (the “Second Amended and Restated By-Laws”), effective immediately. The Second Amended and Restated By-Laws amend and restate in their entirety the Company’s Amended and Restated By-Laws adopted January 8, 2026.The principal substantive change is an amendment to Article 2, Section 2.8. Under the prior By-Laws, the presence in person or by proxy of the holders of a majority in voting power of all outstanding shares of stock entitled to vote at a meeting of stockholders constituted a quorum. The Second Amended and Restated By-Laws provide that the presence in person or by proxy of the holders of one-third (1/3) in voting power of all outstanding shares of stock entitled to vote at a meeting of stockholders constitutes a quorum. The provisions governing adjournment in the absence of a quorum are otherwise unchanged.

The Second Amended and Restated By-Laws also include certain conforming, clarifying, and non-substantive changes, including updates to defined terms and minor typographical and formatting corrections. The quorum requirement applicable to meetings of the Board of Directors and committees of the Board remains a majority.

The foregoing description of the Second Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws, dated September 16, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date:	September 16, 2026	By:	/s/ Holger Weis
		Name:	Holger Weis
		Title:	Chief Executive Officer